PAGE 1
--------------------------------------

Keystone Small Company Growth Fund (S-4)
Seeks long-term growth of capital by investing in emerging growth companies.

Dear Shareholder:

We are writing to report to you on the activities of Keystone Small Company Growth Fund (S-4) for the six-month period ending November 30, 1996. Following this letter, we have included an interview with your new Fund manager, J. Gary Craven, discussing portfolio strategy. Mr. Craven joined the Keystone team on November 4.

Performance

For the six-month period ending November 30, 1996, your Fund produced a return of -8.61%. For the 12-month period, your Fund produced a -0.12% return. This trailed the Russell 2000 Index, which declined -1.35% for the six-month time frame and returned 16.57% for one year. The Russell 2000 Growth Index had a -8.83% return for six months and returned 11.56% for the 12-month period.

     In contrast to your Fund's long-term record of positive performance, its most recent performance was disappointing. We believe these short-term results reflect the repositioning of the Fund into smaller capitalization stocks in the first two quarters of 1996. Not only did small-cap stocks bear the brunt of a midsummer market sell-off, but the smaller-sized small companies, which your Fund was emphasizing, witnessed the greatest stock price declines. In addition, there were problems in stock and industry selection, particularly in the technology industries, which were heavily hit in the June-July market correction.

     We are reviewing the risk profile of your Fund, and are dedicated to providing more consistent results from period to period. Following this letter, Portfolio Manager J. Gary Craven discusses his risk management strategy in managing Keystone Small Company Growth Fund (S-4).

     As we have stated in the past, this small company stock investing strategy offers investors attractive long-term growth potential, but is accompanied by risks. Investors should keep in mind that short-term losses, such as we have seen in the past six months, are a normal part of investing in small company stocks. We remain convinced that our strategy can play an important role in helping investors reach their long-term financial goals.

     Longer-term, we intend to maintain a philosophy of seeking the stock of small companies that appear to have sustainable above-average growth prospects, not necessarily the companies which have the highest growth rates, or the greatest momentum. Our investment process requires that the present value of projected earnings justify the stock price. We seek to buy stocks of small companies that have attractive prospects with a two-year perspective. We believe this discipline can produce consistent returns over the long term.

Market Review

The last six months have seen the largest stocks outperform their smaller counterparts by one of the largest margins in the last two decades. From the end of May through the end of November, the Dow Jones Industrial Average leaped 15.6%, to 6,521.70. Meanwhile, the Russell 2000, the premier index of small-stock performance, declined 1.35%. It appears investors were flocking to safer, more liquid blue-chip names in light of concerns that the economy may slow down.

     Technology stocks led the market up for most of the past six years. This summer they demonstrated that they can lead it down too. At the bottom of the slide, on July 16, the Dow was off 10% from an all-time high set on May 22. Smaller firms fared worse. At its low, on July 16, the technology-heavy NASDAQ Composite Index was off 19% from its record high.

Valuation Still Reasonable

One way we measure the attractiveness of small-cap stocks is by comparing the price-to-earnings ratio (P/E) of small-cap stocks to the Standard & Poor's 500 Index (S&P 500) P/E. The S&P 500 is a broad market average of

                                 --continued--

PAGE 2
--------------------------------------

Keystone Small Company Growth Fund (S-4)


large-cap stocks. Historically, the ratio of small caps versus the S&P 500 has ranged between 1.0 and 2.2. A ratio of 1.0 indicates that small-cap stocks offer good value compared to large-cap stocks for the same level of earnings. A ratio of 2.2 indicates that small-cap stocks are relatively expensive compared to large-cap stocks. Our experience tells us that a ratio below 2.0 is reasonable. As of November 30, 1996, this ratio was 1.58.

Our Outlook

Looking at the next six months, our outlook for small company stocks is positive. Given the moderate pace of economic growth in the second half of 1996, we expect small-cap stocks to post stronger earnings growth than larger companies. Also, the valuation of small caps has become more attractive relative to large caps and other asset classes after the November rally. We believe the current economic backdrop of moderate economic growth, low inflation and moderate interest rates should bode well for the small company stock market in 1997.

Keystone Acquired By First Union Corporation

On another note, we are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union, based in Charlotte, North Carolina, is the nation's sixth largest bank holding company with assets of approximately $130 billion. Keystone Investment Management Company will continue to be the investment adviser responsible for managing your Fund's portfolio. Your Fund will continue to be managed with the same style and philosophy as in the past. First Union is also the parent company of the investment advisers to another mutual fund family, the Evergreen Family of Funds. Together, the investment advisers to the Evergreen and Keystone Fund families manage approximately $30 billion in assets. Some services will now be conducted under the "Evergreen Keystone Funds" umbrella.

     We believe the partnership between Evergreen and Keystone will strengthen our ability to offer you outstanding investment management services.

     Thank you for your continued support of Keystone Small Company Growth Fund (S-4). If you have any questions or comments about your investments, we encourage you to write to us.


Sincerely,                              [photos of Elfner and Bissell]

/s/Albert H. Elfner, III
Albert H. Elfner, III
Chairman
Keystone Investment Management Company


/s/George S. Bissell
George S. Bissell
Chairman of the Board
Keystone Funds

January 1997


[photo captions]         Albert H. Elfner, III           George S. Bissell

PAGE 3
--------------------------------------------------------------------

                               A Discussion With
                               Your Fund Manager
[photo of J. Gary Craven]
[photo caption
J. Gary Craven is head of Keystone's Small Company Stock Team and senior portfolio manager of your Fund. Mr. Craven is a Chartered Financial Analyst. Prior to joining Keystone on November 4, he was a portfolio manager at Invista Capital Management, Inc., a subsidiary of The Principal Financial Group. At Invista, he managed an $860 million small company growth pension account and co-managed Princor Emerging Growth Fund and Princor Growth Fund, all of which had attractive performance records relative to small-cap benchmarks while under his management. Keystone's Small Company Stock Team is comprised of Mr. Craven and portfolio manager Margery C. Parker, with support from Keystone's 11 equity analysts. Together, they search for stocks of small companies with sustainable above-average growth rates.

Q    What is your investment philosophy?

A    As a growth-style investment manager, I strive to allocate capital to companies with strong competitive positions. We look for ways to increase sustainable above-average growth prospects in the portfolio, at prices that are economically sensible. The price you pay for a growth stock is reflected in the price-to-earnings ratio, or P/E. It is how many times earnings the market thinks a stock is worth. We look for strong growth at a reasonable price.

     We analyze numerous factors before selecting a stock for the portfolio. First of all, we look at the need for a product or service the company offers. Secondly, does the company have an advantage over its competition. We also look at the growth prospects for the next two to five years, and how the earnings growth will look.

Q    What about your sell discipline?

A    If we choose the stock correctly, we will graduate it from the small-cap asset class. This generally takes two to six years. I have a set methodology that is pretty strict on weeding stocks out of a portfolio. I sell a stock when I feel it has obtained its optimal price, or if the fundamental outlook deteriorates. Also, if a stock does not develop as anticipated, I will sell it to make room for more compelling ideas.

Q    What is the small-cap universe that the Fund invests in?

A    The bottom 20% of the stock market capitalization. This is generally in the
$1 billion and under market capitalization range.


Q    How do you manage the risk inherent in small company stocks in your portfolio, especially during volatile periods?


A    First of all, volatility is a part of the small company asset class. But above-average growth prospects is also a characteristic of this asset class. Therefore, investing in small company stocks requires patience.

     Risk management is a key element of my investment strategy. First of all, my main emphasis is on finding small companies with what I believe are the best business models. These models can include: low cost production, technological leaders, exceptional distribution systems or management teams that run companies smarter than their competition. Gravitating to companies with the best business models I believe is one way to manage risk. That's because these companies, which I consider to be high quality companies, tend to be able to better deal with problems when they occur and therefore usually carry less risk. Also, we analyze the two- to five-year business outlook for every small-cap issue we add to the Fund. Additionally, I believe attention to valuation lowers risk and improves the risk/reward ratio.

PAGE 4
--------------------------------------------------------------------

Keystone Small Company Growth Fund (S-4)



[boxed text]

Stock Selection Criteria

[bullet] High quality companies

[bullet] Improving growth prospects

[bullet] Reasonable valuation

Sell Discipline

[bullet] Low portfolio turnover is a goal

[bullet] Overvalued and dynamic forces moving prices are in danger of dissipating

[bullet] Fundamental performance varies from expectation

[bullet] More promising ideas discovered

[end boxed text]

Q    How has this risk control strategy affected your decisions recently?


A    In an effort to minimize risk during the past few months, we shifted some of the Fund's assets to interest-rate-sensitive stocks. As the economy slows, we expect interest rates to be lowered to stop the economy from weakening too much. Financial stocks tend to go up when interest rates slide, as do mortgage and home building firms. Everen Capital, Legg Mason, North Fork Bancorp. and Toll Brothers are all names added to the portfolio that we feel will benefit from declining interest rates.

     We also trimmed back on some issues that had high price-to-earnings ratios to again minimize risk in the portfolio.

Q    How would you describe the overall investment environment for small company stocks during the past six months?


A    It has been a difficult six months for small company stocks. Small company stocks were hit the hardest during a midsummer market correction. In the third quarter, the

Top 5 Industries

as of November 30, 1996

                          Percentage of
Industry                  net assets
---------------------    ---------------
Software services            18.4%
---------------------    ---------------
Retail                       9.7%
---------------------    ---------------
Health care services         8.3%
---------------------    ---------------
Finance                      8.1%
---------------------    ---------------
Electronics products         7.7%
---------------------    ---------------

market witnessed a rotation into large company stocks and away from small company stocks due to fears of a weakening economy in the United States. Historically, small caps have been more susceptible to market mood swings than large caps when there are signs of a slowing economy. This was reflected in the stock market during the past few months, as evidenced by the Russell 2000 Index's decline of 1.35% from May 31 to November 30. Meanwhile, the Dow Jones average of 30 blue-chip stocks gained 15.6% for that time frame.

Q    The Fund's technology holdings were trimmed back a little from 35% of the
Fund's total assets during the past six months. It seems that you've directed more of the fund's assets into the financial services sector?


A    I am bullish on financial service firms. I believe there are numerous attractive growth prospects in this sector. But I also remain bullish on select tech stocks. Financial stocks have been experiencing strong earnings growth, and lower interest rates should help their earnings even more.

     As the mortgage industry continues to evolve in favor of low-cost, high personal service marketing firms, we believe several mortgage firms will experience attractive earnings growth. One example is First Alliance Co., which has a niche in non-conventional mortgage loans. The company originates, purchases, sells and services non-conventional mortgage loans secured primarily by first mortgages on single-family residences. First Alliance is expected to grow earnings at 20% over the next few years.

PAGE 5
--------------------------------------------------------------------

Top 10 Holdings
as of November 30, 1996

                                                           Percentage of
Company                           Industry                 net assets
-----------------------------    ---------------------    ---------------
Ensco International               Oil services             1.96
-----------------------------    ---------------------    ---------------
BMC Software                      Software services        1.96
-----------------------------    ---------------------    ---------------
McAfee Associates                 Software services        1.76
-----------------------------    ---------------------    ---------------
Maxim Integrated Products         Electronic products      1.49
-----------------------------    ---------------------    ---------------
TCF Financial Corp.               Finance                  1.49
-----------------------------    ---------------------    ---------------
Seacor Holdings, Inc.             Oil services             1.43
-----------------------------    ---------------------    ---------------
CDW Computer Centers, Inc.        Retail                   1.26
-----------------------------    ---------------------    ---------------
CMAC Investment Corp.             Finance                  1.26
-----------------------------    ---------------------    ---------------
Synopsys, Inc.                    Software services        1.23
-----------------------------    ---------------------    ---------------
HCC Insurance Holdings, Inc.      Insurance                1.22
-----------------------------    ---------------------    ---------------

Q    What other sectors do you favor?


A    Energy and oil services companies are benefitting from the escalation of oil prices as well as operating leverage based on exploration budgets of larger oil companies. We expect this trend to continue in 1997.

     As I previously mentioned, I remain high on technology stocks. I believe software, telecommunications infrastructure and computer service firms are some of the most exciting areas to be invested in throughout the 1990s. I believe there is a technology revolution going on right now. New technology should spur further earnings growth around the globe as companies through technological advances push to become more productive and more efficient.

     We believe several of the Fund's positions will benefit from this worldwide trend. For example, one of the Fund's largest holdings, BMC Software (accounted for 1.96% of the Fund's assets as of November 30), develops and sells systems-software-products for use in large-scale transaction-intensive computing environments. Microchip Technology (accounted for 1.19% of the Fund's assets as of November 30), which develops field-programmable microcontrollers and related memory products for systems used in consumer, automotive, office-automation and industrial markets, is another example. It has tapped into foreign markets, and overseas sales now account for about 65% of the company's total sales.

Q    What is your outlook for the next six to ten months?


A    Our outlook for small company stocks is very positive. They have lagged large company stocks during the past six months. However, we expect small caps to catch up over the next several months. Given the moderate pace of economic growth thus far in the second half of 1996, small-cap stocks are expected to post stronger earnings growth than larger companies. Also, the valuation of small caps has become more attractive relative to large caps after the November rally of large caps.

     We believe moderate economic growth of around 2.5%, tame inflation and moderate interest rates are creating a positive economic backdrop for small company stocks. We have had a moderate economic growth environment in the United States for several years now. Therefore, we do not expect to witness a recession as there are no excesses to be wrung out of the system.

     There are a lot of new and exciting opportunities emerging in software, telecommunications and business services. We believe small companies are best situated to profit from such cutting-edge innovations.

Q    What should investors reasonably expect from this Fund over a three- to five-year period?

A    With long-term interest rates below 7%, the longer parade of time looks positive for small company stocks. Historically, small company stocks have returned an average of 11% to 12% for the long-term. With the economic environment the way it is, we expect the performance of small company stocks to remain in that range. Of course, it is important to remember that small caps can be volatile for the short-term.

[boxed text]

     If you have a question about your Fund, please write to:
     Evergreen Keystone Investment Services, Inc.
     Attn: Shareholder Communications, 22nd Floor
     200 Berkeley Street, Boston, Massachusetts 02116-5034.

[end boxed text]

PAGE 6
--------------------------------------

Keystone Small Company Growth Fund (S-4)

Your Fund's Performance

[typeset representation of mountain chart]

Growth of an investment in
Keystone Small Company Growth Fund (S-4)

         Initial    Reinvested
       Investment   Distributions
11/86    10000          10000
          7426.71        8269.68
11/88     7263.84        9814.62
          9250.81       12608.7
11/90     8289.9        11400.5
         12003.3        17615.8
11/92    11628.7        21773.6
         12801.3        26798.3
11/94    12198.7        27969.6
         15423.5        39180.2
11/96    13745.9        39134

A $10,000 investment in Keystone Small Company Growth Fund (S-4) made on November 30, 1986 with all distributions reinvested was worth $39,134 on November 30, 1996. Past performance is no guarantee of future results.

[end mountain chart]

The "If you redeemed" returns reflect the deduction of the 3% contingent deferred sales charge (CDSC) for those investors who bought and sold Fund shares after one calendar year. Investors who retained their fund investment earned the returns reported in the second column of the table.

     The investment return and principal value will fluctuate so that your shares, when redeemed, may be

Six-Month Performance   as of November 30, 1996

--------------------------------------

Total return*                        -8.61%
Net asset value       5/31/96      $ 10.35
                     11/29/96      $  8.44
Dividends                             None
Capital gains                      $  1.02

*Before deduction of contingent deferred sales charge (CDSC).

Historical Record      as of November 30, 1996

--------------------------------------

                                    If you        If you did
Cumulative total return            redeemed       not redeem
1-year                               -2.79%          -0.12%
5-year                              122.15%         122.15%
10-year                             291.34%         291.34%

Average annual total return
1-year                               -2.79%          -0.12%
5-year                               17.31%          17.31%
10-year                              14.62%          14.62%

worth more or less than their original cost. You may exchange your shares for another Keystone fund by calling or writing to Keystone directly, or through Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 7
--------------------------------------------------------------------

                                  Glossary of
                               Mutual Fund Terms

     MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

     PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

     STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

     BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

     CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

     MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short- term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

     NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

     DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

     CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

     YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

     TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

     SHORT-TERM--An investment with a maturity of one year or less.

     LONG-TERM--An investment with a maturity of greater than one year.

     AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

     OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 8
--------------------------------------
Keystone Small Company Growth Fund (S-4)


SCHEDULE OF INVESTMENTS--November 30, 1996
(Unaudited)

                                                          Market
                                          Shares           Value
---------------------------------------  ----------    -------------
COMMON STOCKS (96.7%) (a)
ADVERTISING & PUBLISHING (1.6%)
 Clear Channel Communications, Inc.        300,000     $ 20,700,000
 Outdoor Systems, Inc.                     291,750        7,421,391
---------------------------------------  ----------    -------------
                                                         28,121,391
---------------------------------------  ----------    -------------
AEROSPACE (0.3%)
 Rohr Industries, Inc.                     349,100        6,109,250
---------------------------------------  ----------    -------------
AIR TRANSPORTATION (0.3%)
 Atlantic Southeast Airlines, Inc. (b)     250,000        5,718,750
---------------------------------------  ----------    -------------
AMUSEMENTS (1.9%)
 Casino America, Inc.                      254,027          889,095
 Colorado Gaming & Entertainment Co.       494,014        2,470,070
 Hollywood Casino Corp., Class A            67,100          285,175
 La Quinta Inns, Inc. (b)                  300,000        5,775,000
 Promus Hotel Corp.                        650,000       20,962,500
 Station Casinos, Inc.                     395,400        4,201,125
---------------------------------------  ----------    -------------
                                                         34,582,965
---------------------------------------  ----------    -------------
AUTOMOTIVE (1.6%)
 Gentex Corp.                              600,000       11,737,500
 Tower Automotive, Inc.                    517,700       16,566,400
                                         ----------    -------------
                                                         28,303,900
---------------------------------------  ----------    -------------
BUILDING MATERIALS (2.4%)
 Amre, Inc.                                880,500        2,421,375
 Champion Enterprises, Inc.                650,000       13,568,750
 Oakwood Homes Corp. (b)                   900,000       19,912,500
 Toll Brothers, Inc.                       390,200        7,755,225
---------------------------------------  ----------    -------------
                                                         43,657,850
---------------------------------------  ----------    -------------
BUSINESS SERVICES (1.6%)
 Alternative Resources Corp.               700,000       11,856,250
 Rental Service Corp.                      250,000        6,437,500
 Strategic Distribution, Inc.              350,000        2,428,125
 Vincam Group, Inc.                        250,300        8,744,856
---------------------------------------  ----------    -------------
                                                         29,466,731
---------------------------------------  ----------    -------------
CHEMICALS (0.7%)
 OM Group, Inc. (b)                        326,800       13,398,800
---------------------------------------  ----------    -------------

                                                          Market
                                          Shares           Value
---------------------------------------  ----------    -------------
CONSUMER GOODS (3.1%)
 Action Performance Cos., Inc.             499,800     $  8,496,600
 Blyth Industries, Inc.                    200,000        8,675,000
 DeVry, Inc. Del                           367,000       16,377,375
 Furniture Brands International, Inc.      700,000        8,662,500
 USA Detergents, Inc.                      384,500       14,418,750
---------------------------------------  ----------    -------------
                                                         56,630,225
---------------------------------------  ----------    -------------
DIVERSIFIED COMPANIES (0.3%)
 Brown & Sharpe Manufacturing Co.          415,000        5,965,625
---------------------------------------  ----------    -------------
DRUGS (3.6%)
 Agouron Pharmaceuticals, Inc.             200,000       11,025,000
 Amylin Pharmaceuticals, Inc.              993,200       11,980,475
 Cytotherapeutics                          345,000        3,105,000
 Gilead Sciences, Inc.                     681,000       17,493,187
 Magainin Pharmaceutical, Inc.             600,000        5,025,000
 Neurogen Corp.                            390,000        7,215,000
 Sequus Pharmaceuticals, Inc.              600,000        8,550,000
 Virus Research Institute, Inc.            200,000        1,187,500
---------------------------------------  ----------    -------------
                                                         65,581,162
---------------------------------------  ----------    -------------
ELECTRONICS PRODUCTS (7.7%)
 Altron, Inc.                              394,900        7,404,375
 Analog Devices, Inc.                      600,000       19,275,000
 BMC Industries, Inc. (b)                  309,600        8,901,000
 DII Group, Inc.                           248,000        6,107,000
 Dupont Photomasks, Inc.                   154,400        6,388,300
 ETEC Systems, Inc.                        245,200        7,187,425
 Linear Technology Corp. (b)               268,400       12,698,675
 Maxim Integrated Products, Inc.           586,000       27,139,125
 Microchip Technology, Inc.                450,000       21,543,750
 Sipex Corp.                               310,400        8,788,200
 Xilinx, Inc.                              312,400       13,745,600
---------------------------------------  ----------    -------------
                                                        139,178,450
---------------------------------------  ----------    -------------
FINANCE (8.1%)
 Amerin Corp.                              129,800        2,936,725
 Astoria Financial Corp. (b)               583,500       21,954,188
 BISYS Group, Inc.                         500,000       18,562,500
 BostonFed Bancorp, Inc. (b)               300,000        4,462,500
 Chronicle 2001 Mutual Fund              1,653,374          817,409
 CMAC Investment Corp. (b)                 300,000       22,875,000

PAGE 9
--------------------------------------


SCHEDULE OF INVESTMENTS--November 30, 1996
(Unaudited)

                                                       Market
                                       Shares           Value
------------------------------------   ---------    -------------
FINANCE--continued
 Everen Capital Corp. (b)               223,000     $  5,017,500
 First Alliance Co.                      84,000        2,425,500
 First Merchants Acceptance Corp.        14,000          291,375
 Hubco, Inc.                              4,300          105,350
 Jayhawk Acceptance Corp.               400,000        4,875,000
 Legg Mason, Inc.                        13,100          509,263
 Long Islands Bancorp, Inc. (b)         275,000        8,782,812
 North Fork Bancorporation, Inc.         25,000          850,000
 Queen's County Bancorp (b)             193,333        9,038,318
 RAC Financial Group, Inc.              300,000       16,200,000
 TCF Financial Corp. (b)                600,000       27,000,000
 Westamerica Bancorporation, Inc.         2,900          167,112
------------------------------------   ---------    -------------
                                                     146,870,552
------------------------------------   ---------    -------------
FOODS (1.2%)
 Flowers Industries, Inc. (b)           500,000       11,812,500
 Hudson Foods, Inc. (b)                 600,000       10,950,000
------------------------------------   ---------    -------------
                                                      22,762,500
------------------------------------   ---------    -------------
HEALTH CARE SERVICES (8.3%)
 CNS, Inc.                              600,000        8,437,500
 Cytyc Corp. (b)                        193,700        4,939,350
 Emeritus Corp.                         306,200        4,210,250
 Health Management Associates, Inc.,
 Class A                                749,100       16,573,854
 Heartport, Inc.                        220,100        5,062,300
 Idexx Laboratories, Inc.               288,200       10,159,050
 Lifecore Biomedical, Inc.              510,700        7,979,688
 Norland Medical Systems, Inc.          216,400        1,217,250
 Occusystems, Inc.                      400,000       11,650,000
 Parexel International Corp.            291,000       15,041,063
 Pediatrix Medical Group                150,000        5,793,750
 Perclose, Inc.                         382,500        6,550,313
 PhyMatrix Corp.                        600,000        9,150,000
 Target Therapeutics, Inc.              200,000        6,912,500
 Thermo Cardio Systems, Inc.            600,000       20,775,000
 Total Renal Care Hldgs., Inc.          445,000       15,241,250
 Urologix, Inc.                          65,000          958,750
------------------------------------   ---------    -------------
                                                     150,651,868
------------------------------------   ---------    -------------

                                                       Market
                                       Shares           Value
------------------------------------   ---------    -------------
INSURANCE (1.5%)
 Capital Re Corp. (b)                   136,100     $  5,222,838
 HCC Insurance Hldgs., Inc. (b)         793,850       22,227,800
-------------------------------------  ---------    -------------
                                                      27,450,638
------------------------------------   ---------    -------------
METALS & MINING (0.3%)
 RMI Titanium Co.                       242,700        5,642,775
-------------------------------------  ---------    -------------
NATURAL GAS (1.1%)
 Nuevo Energy Co.                       400,000       20,000,000
-------------------------------------  ---------    -------------
OFFICE & BUSINESS EQUIPMENT (1.6%)
 Applied Magnetics Corp.                500,000       13,687,500
 EMC Corp.                              500,000       16,125,000
-------------------------------------  ---------    -------------
                                                      29,812,500
                                                    -------------
OIL (0.4%)
 Triton Energy Corp.                    152,000        7,220,000
-------------------------------------  ---------    -------------
OIL SERVICES (6.5%)
 BJ Services Co.                        300,000       14,325,000
 Carbo Ceramics, Inc. (b)               175,300        3,549,825
 Ensco International, Inc.              810,025       35,539,847
 Falcon Drilling, Inc.                  400,000       15,975,000
 Global Industries, Inc.                549,600        9,618,000
 Newpark Resources, Inc.                370,545       12,969,075
 Seacor Hldgs., Inc.                    411,000       25,995,750
-------------------------------------  ---------    -------------
                                                     117,972,497
------------------------------------   ---------    -------------
RESTAURANTS (0.9%)
 Applebee's International, Inc. (b)     362,100       10,591,425
 Quality Dining, Inc.                   219,200        4,986,800
-------------------------------------  ---------    -------------
                                                      15,578,225
------------------------------------   ---------    -------------
RETAIL (9.7%)
 Abercrombie and Fitch Co.              340,600        6,258,525
 Black Box Corp.                        250,000       10,187,500
 CDW Computer Centers, Inc.             343,950       22,915,669
 Corporate Express, Inc.                400,000       11,225,000
 Global Directmail Corp.                275,000       12,375,000
 Kohl's Corp.                           300,000       11,962,500
 Mens Wearhouse, Inc.                   250,300        5,741,256
 Nautica Enterprises, Inc.              600,000       19,050,000
 O'Reilly Automotive, Inc.              166,600        5,664,400

PAGE 10
--------------------------------------
Keystone Small Company Growth Fund (S-4)


SCHEDULE OF INVESTMENTS--November 30, 1996
(Unaudited)

                                                        Market
                                        Shares           Value
------------------------------------   ---------    -------------
RETAIL--continued
 PETsMART, Inc.                          600,000     $  15,450,000
 Saks Hldgs., Inc.                       500,000        16,250,000
 Sports Authority, Inc.                  750,000        18,562,500
 Tiffany & Co. (b)                       320,000        11,800,000
 West Marine, Inc.                       243,400         8,275,600
------------------------------------   ---------    --------------
                                                       175,717,950
------------------------------------   ---------    --------------
SERVICES (5.2%)
 Equity Corporation International        588,450        12,357,450
 G & K Services, Class A (b)             334,900        12,223,850
 GTS Duratek, Inc.                       400,000         5,075,000
 Molten Metal Technology, Inc.           466,100         7,049,762
 Peak Technologies Group, Inc.           400,000         4,625,000
 Thermedics, Inc.                        600,000        12,525,000
 USA Waste Services, Inc.                602,200        19,420,950
 U.S. Filter Corp.                       600,000        20,550,000
------------------------------------   ---------    --------------
                                                        93,827,012
------------------------------------   ---------    --------------
SOFTWARE SERVICES (18.4%)
 America Online, Inc.                    200,000         7,075,000
 Applix, Inc.                            255,000         5,052,188
 BDM International, Inc.                 402,000        18,994,500
 BMC Software, Inc.                      811,800        35,516,250
 Bitstream, Inc.                         150,000           712,500
 CMG Information Services, Inc.           53,200           837,900
 Cambridge Technology Partners Mgmt.     600,000        18,450,000
 Ciber, Inc.                             165,000         5,362,500
 Cognex Corp.                            500,000         9,937,500
 Comdisco, Inc. (b)                      350,000        11,375,000
 Dataworks Corp.                          58,900         1,295,800
 Epic Design Technology, Inc.            500,000        12,500,000
 Geoworks, Inc.                          500,000        11,093,750
 INSO Corp.                              307,000        13,105,061
 Integrated Systems, Inc.                132,500         2,799,062
 McAfee Associates, Inc.                 675,000        32,062,500
 Mechanical Dynamics, Inc.               239,800         3,492,088
 National Data Corp. (b)                 500,200        19,945,475
 Natural Microsystems Corp.              396,800        10,192,800
 Parametric Technology Corp.             300,000        16,331,250
 Project Software & Development, Inc.    309,900        13,015,800
 Safeguard Scientifics, Inc.             520,000        18,200,000

                                                        Market
                                        Shares           Value
------------------------------------   ---------    --------------
SOFTWARE SERVICES--continued
 Security Dynamics Technologies, Inc.    358,800     $ 14,822,925
 SQA, Inc.                               277,400         8,044,600
 Synopsys, Inc.                          500,000        22,312,500
 Transaction System Architects, Inc.,
 Class A                                 160,000         5,880,000
 Wind River Systems, Inc.                286,250        14,151,484
 Xionics Document Technologies, Inc.     204,000         2,601,000
--------------------------------------  ---------    --------------
                                                       335,159,433
--------------------------------------  ---------    --------------
TELECOMMUNICATIONS (6.7%)
 Aspect Telecommunications Corp.         130,300         7,150,212
 Boston Communications Group             142,500         1,282,500
 Brooks Fiber Properties, Inc.           437,800        13,599,163
 CAI Wireless Systems, Inc.              330,500           877,891
 Comverse Technology, Inc.               200,000         6,800,000
 Cox Radio, Inc.                         382,200         6,688,500
 Heartland Wireless
 Communications, Inc.                    700,000         8,400,000
 Jacor Communications, Inc.              400,000         9,625,000
 Mastec, Inc.                             98,600         4,683,500
 P-Com, Inc.                             600,000        18,900,000
 Proxim, Inc.                            166,300         3,128,519
 TCSI Corp.                              642,100         5,658,506
 Tel-Save Hldgs., Inc.                   593,500        12,760,250
 TSX Corp.                                46,000           428,375
 Winstar Communications, Inc.            600,000        12,487,500
 Young Broadcasting, Inc.                305,500         9,203,187
--------------------------------------  ---------    --------------
                                                       121,673,103
--------------------------------------  ---------    --------------
TEXTILES (0.5%)
 Polymer Group, Inc.                     217,100         2,795,162
--------------------------------------  ---------    --------------
TRANSPORTATION (1.5%)
 Coach USA, Inc.                         130,200         3,303,825
 Landstar System, Inc.                    79,500         1,813,594
 Railtex, Inc.                           400,000         9,850,000
 Swift Transportation Co., Inc.          500,000        12,031,250
--------------------------------------  ---------    --------------
                                                        26,998,669
--------------------------------------  ---------    --------------
TOTAL COMMON STOCKS
 (Cost--$1,343,133,313)                              1,756,847,983
--------------------------------------  ---------    --------------

PAGE 11
--------------------------------------


SCHEDULE OF INVESTMENTS--November 30, 1996
(Unaudited)

                                                                                          Maturity                Market
                                                                                            Value                 Value
                                                                                         --------------         -------------
SHORT-TERM INVESTMENTS (3.4%)
NOTES (1.8%)
Federal Home Loan Mortgage Co., Discount notes, purchased 11/29/96, 5.700%,
 maturing 12/02/96                                                                        $33,235,205            $33,251,000
-------------------------------------------------------------------------------------     ------------           ------------
REPURCHASE AGREEMENTS (1.5%)
Investments in repurchase agreements, in a joint trading account purchased 11/29/96,
 5.6740%, maturing 12/02/96                                                                25,650,123             25,638,000
-------------------------------------------------------------------------------------     ------------           ------------
State Street Bank & Trust Co., purchased 11/29/96 (Collateralized by $2,115,000
 Federal Home Mortgage Loan, 6.070% due 11/20/98), maturing 12/02/96                        2,072,691              2,072,000
-------------------------------------------------------------------------------------     ------------           ------------
TOTAL SHORT-TERM INVESTMENTS (Cost--$60,961,000) (b)(c)                                                           60,961,000
-------------------------------------------------------------------------------------                            ------------


                                                    Expiration
                                                      Date          Shares
                                                    ------------   ---------
WARRANTS\RIGHTS (0.2%)
AMUSEMENTS (0.0%)
Casino America, Inc.                                  5/03/2001     49,395                                             49,395
------------------------------------------------     -----------   --------                                     -------------
SOFTWARE (0.2%)
Sanchez Computer Associates, Inc.                      12/18/96     52,000                                            253,500
------------------------------------------------     -----------   --------                                     -------------
TOTAL WARRANTS\RIGHTS (Cost--$1,866,383)                                                                              302,895
------------------------------------------------                                                                -------------
TOTAL INVESTMENTS (Cost--$1,405,960,696)                                                                        1,818,111,878
------------------------------------------------                                                                -------------
FOREIGN CURRENCY HOLDINGS (Cost--$7,366) (0.0%)                                                                         7,330
------------------------------------------------                                                                -------------
OTHER ASSETS AND LIABILITIES--NET (-0.1%)                                                                          (1,490,863)
------------------------------------------------                                                                -------------
NET ASSETS (100%)                                                                                              $1,816,628,345
------------------------------------------------                                                                -------------

NOTES TO SCHEDULE OF INVESTMENTS:

(a) All securities unless otherwise indicated with a (b) are non-income producing.

(b) Income-producing security.

(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices on November 30, 1996.

See Notes to Financial Statements.

PAGE 12
--------------------------------------

Keystone Small Company Growth Fund (S-4)


FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                                                    Six Months
                                                      Ended
                                                 November 30, 1996
                                            ------------------------
                                                  (Unaudited)
Net asset value beginning of period                   $10.35
-------------------------------------------       ------------------
Income from investment operations:
Net investment income (loss)                           (0.06)
Net realized and unrealized gain (loss) on
investments                                            (0.83)
-------------------------------------------       ------------------
Total from investment operations                       (0.89)
-------------------------------------------       ------------------
Less distributions from
Net realized gain on investments                       (1.02)
-------------------------------------------       ------------------
Total distributions                                    (1.02)
-------------------------------------------       ------------------
Net asset value end of period                          $8.44
-------------------------------------------       ------------------
Total return (b)                                        1.06%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                         1.80%(c)
 Net investment (loss)                                 (1.32%)
Portfolio turnover rate                                   29%
Average commission rate paid                         $0.0610
-------------------------------------------       ------------------
Net assets end of period (thousands)              $1,816,628
-------------------------------------------       ------------------



                                                                       Year Ended May 31,
                                             -----------------------------------------------------------------------
                                                   1996            1995         1994         1993 (a)       1992 (a)
                                                  ---------     ---------    --------- -------------- -------------
Net asset value beginning of period                   $8.62         $7.64        $7.95        $7.61          $7.17
-------------------------------------------       ---------     ---------    ---------    -----------    ----------
Income from investment operations:
Net investment income (loss)                          (0.13)        (0.07)       (0.12)       (0.12)         (0.08)
Net realized and unrealized gain (loss) on
investments                                            2.87          1.68         0.63         1.82           0.98
-------------------------------------------       ---------     ---------    ---------    -----------    -----------
Total from investment operations                       2.74          1.61         0.51         1.70           0.90
-------------------------------------------       ---------     ---------    ---------    -----------    -----------
Less distributions from
Net realized gain on investments                      (1.01)        (0.63)       (0.82)       (1.36)         (0.46)
-------------------------------------------       ---------     ---------    ---------    -----------    -----------
Total distributions                                   (1.01)        (0.63)       (0.82)       (1.36)         (0.46)
-------------------------------------------       ---------     ---------    ---------    -----------    -----------
Net asset value end of period                        $10.35         $8.62        $7.64        $7.95          $7.61
-------------------------------------------       ---------     ---------    ---------    -----------    -----------
Total return (b)                                      33.03%        23.58%       6.84%        28.76%         13.45%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                        1.73%(c)      1.78%        1.73%        2.04%          1.47%
 Net investment (loss)                                (1.34%)       (1.10%)      (1.49%)      (1.68%)        (1.09%)
Portfolio turnover rate                                  94%           38%          60%          78%            81%
Average commission rate paid                        $0.0563           N/A          N/A          N/A            N/A
-------------------------------------------       ---------     ---------    ---------    -----------    -----------
Net assets end of period (thousands)             $2,005,803    $1,459,955   $1,005,595    $ 965,959      $ 702,442
-------------------------------------------       ---------     ---------    ---------    -----------    -----------

(a) Calculation based on average shares outstanding.

(b) Excluding applicable sales charges.

(c) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding the indirectly paid expenses, the expense ratio would have been 1.79% and 1.72% for the six month period ended November 30, 1996 and the year ended May 31, 1996, respectively.

See Notes to Financial Statements.

PAGE 13
--------------------------------------------------------------------



STATEMENT OF ASSETS AND LIABILITIES
November 30, 1996 (Unaudited)
--------------------------------------------------------------------------------

Assets
 Investments at market value:
  (identified cost--$1,405,960,696)                     $1,818,111,878
 Foreign currency holdings: (identified cost--$7,366)            7,330
------------------------------------------------------  --------------
 Total investments and foreign currency holdings         1,818,119,208
 Receivable for:
  Investments sold                                           2,994,008
  Fund shares sold                                           5,781,317
  Interest and dividends                                       168,519
 Prepaid expenses                                               62,137
 Other assets                                                   16,421
------------------------------------------------------  --------------
  Total assets                                           1,827,141,610
------------------------------------------------------  --------------
Liabilities
 Payable for:
  Investments purchased                                      6,353,353
  Fund shares redeemed                                       3,134,805
 Other accrued expenses and liabilities                      1,025,107
------------------------------------------------------  --------------
  Total liabilities                                         10,513,265
------------------------------------------------------  --------------
Net assets                                              $1,816,628,345
------------------------------------------------------  --------------
Net assets represented by
 Paid-in capital                                        $1,406,963,422
 Accumulated distributions in excess on net
  investment income                                        (12,007,475)
 Accumulated net realized gains on investment
  transactions and foreign currency related
  transactions                                               7,654,869
 Net unrealized appreciation on investments and
  foreign currency holdings                                414,017,529
------------------------------------------------------  --------------
 Total net assets applicable to outstanding shares of
  beneficial interest ($8.44 a share on 215,279,315
  shares outstanding)                                   $1,816,628,345
------------------------------------------------------  --------------


See Notes to Financial Statements.


STATEMENT OF OPERATIONS
Six Months Ended November 30, 1996 (Unaudited)
--------------------------------------------------------------------------------

Investment income
 Dividends                                                    $   1,048,334
 Interest                                                         3,265,193
------------------------------------------                    -------------
  Total income                                                    4,313,527
------------------------------------------                    -------------
Expenses (Notes 2 and 4)
 Management fee                               $4,156,308
 Transfer agent fees                           2,467,867
 Accounting, auditing and legal                   55,228
 Custodian fees                                  434,497
 Printing                                         44,677
 Trustees' fees and expenses                      46,816
 Distribution Plan expenses                    9,037,342
 Registration fees                               140,171
 Miscellaneous expenses                           47,529
------------------------------------------    -----------
  Total expenses                                                 16,430,435
  Less: Expenses paid indirectly (Note 4)                          (116,916)
------------------------------------------                    -------------
  Net expenses                                                   16,313,519
------------------------------------------                    -------------
 Net investment loss                                            (11,999,992)
------------------------------------------                    -------------
Net realized and unrealized
 gain (loss) on investments
 Net realized gain on investments                                13,012,552
------------------------------------------                    -------------
 Net change in unrealized
  appreciation or depreciation
  on investments                                               (176,007,161)
------------------------------------------                    -------------
 Net realized and unrealized gain
  on investments                                               (162,994,609)
------------------------------------------                    -------------
 Net decrease in net assets resulting
  from operations                                             ($174,994,601)
------------------------------------------                    -------------

PAGE 14
--------------------------------------

Keystone Small Company Growth Fund (S-4)


STATEMENTS OF CHANGES IN NET ASSETS

                                                                             Six Months Ended          Year Ended
                                                                            November 30, 1996        May 31, 1996
                                                                            ====================   =================
                                                                                  (Unaudited)
Operations
 Net investment loss                                                            ($ 11,999,992)     ($   24,478,442)
 Net realized gain on investments                                                  13,012,552          389,754,504
 Net change in unrealized appreciation or depreciation on investments            (176,007,161)         127,581,090
------------------------------------------------------------------------         -------------      ---------------
  Net increase (decrease) in net assets resulting from operations                (174,994,601)         492,857,152
------------------------------------------------------------------------         -------------      ---------------
Distributions to shareholders from net realized gains on investment
 transactions                                                                    (200,513,309)        (173,760,139)
------------------------------------------------------------------------         -------------      ---------------
Capital share transactions (Note 2)
 Proceeds from shares sold                                                        717,839,185        1,354,600,987
 Payments for shares redeemed                                                    (699,872,428)      (1,267,570,849)
 Net asset value of shares issued in reinvestment of distributions from
 capital gains                                                                    168,366,921          139,720,568
------------------------------------------------------------------------         -------------      ---------------
  Net increase in net assets resulting from capital share transactions            186,333,678          226,750,706
------------------------------------------------------------------------         -------------      ---------------
   Total increase (decrease) in net assets                                       (189,174,232)         545,847,719
Net assets
 Beginning of period                                                            2,005,802,577        1,459,954,858
------------------------------------------------------------------------         -------------      ---------------
 End of period [including undistributed net investment income
 (distributions in excess of net investment income) as follows:
 November, 1996--($12,007,475) and May, 1996--($7,483)]                        $1,816,628,345       $2,005,802,577
========================================================================         =============      ===============



See Notes to Financial Statements.

PAGE 15
--------------------------------------


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Keystone Small Company Growth Fund (S-4) (the "Fund") is a Pennsylvania common law trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company ("Keystone") is the Investment Adviser. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and KMI is in turn a wholly-owned subsidiary of Keystone. On December 11, 1996 KII and in directly each of its subsidiaries, were acquired by First Union National Bank of North Carolina (Note 7). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund's investment objective is long-term growth of capital.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

Investments are usually valued at the closing sales price, or, in the absence of sales and for over-the-counter securities, the mean of the bid and asked prices. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

     Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

     Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent

PAGE 16
--------------------------------------

Keystone Small Company Growth Fund (S-4)


sale trade date is included in realized gain (loss) on foreign currency transactions.

D. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. Securities Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date.

F. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income tax is required.

G. Distributions

The Fund distributes net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.


     Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to net operating losses generated by the Fund, and distributions paid through shareholder redemptions.

2. Capital Share Transactions

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                    Six Months Ended       Year Ended
                    November 30, 1996     May 31, 1996
                   ==================== =================
Shares sold              84,759,624         141,592,081
Shares redeemed         (83,232,240)       (131,599,635)
Shares issued in
 reinvestment of
 distributions           19,925,079          14,560,340
-----------------      ------------       -------------
Net increase             21,452,463          24,552,786
=================      ============       =============

3. Securities Transactions

Cost of purchases and proceeds from sales of investment securities excluding short-term securities for the six months ended November 30, 1996 were $497,393,612 and $554,087,779, respectively.

4. Distribution Plan

The Fund bears some of the costs of selling its shares under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the

PAGE 17
--------------------------------------


Fund pays its principal underwriter, Keystone Investment Distributors Company ("KIDC"), a wholly-owned subsidiary of Keystone, amounts that are calculated and paid daily.

     Under the Plan, the Fund pays a distribution fee that may not exceed 1.00% of the Fund's average daily net assets. Of that amount, 0.75% is used to pay distribution expenses and 0.25% may be used to pay service fees.

     Contingent deferred sales charges paid by redeeming shareholders may be paid to KIDC. During the six months ended November 30, 1996, the Fund received $2,370,791 in contingent deferred sales charges.

     The Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. However, after the termination of the Plan, at the discretion of the Board of Trustees, payments to KIDC may continue as compensation for its services that had been earned while the Plan was in effect.

     KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. KIDC intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

     Total unpaid distribution costs at November 30, 1996 amounted to $5,611,687.

5. Investment Management Agreement and Other Affiliated Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee, computed and paid daily. The management fee is calculated by applying percentage rates starting at 0.70% and declining as net assets increase to 0.35% per annum, to the average daily net asset value of the Fund.

     KMI has entered into an Investment Advisory Agreement with Keystone under which Keystone provides investment advisory and management services to the Fund. In return for its services, Keystone receives an annual fee equal to 85% of the management fee received by KMI.

     During the six months ended November 30, 1996, the Fund paid or accrued $7,514 to Keystone for certain accounting services. The Fund paid or accrued $2,467,867 to Keystone Investor Resource Center, Inc., a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

     Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

6. Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended November 30, 1996, the Fund incurred total custody fees of $434,497 and received a credit of $116,916 pursuant to this expense offset arrangement, resulting in a net custody expense of $317,581. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. Agreement and Plan of Acquisition

On December 11, 1996, KII and indirectly each of its subsidiaries, including Keystone, the Fund's investment adviser, were acquired (the "acquisition") by First Union National Bank of North Carolina ("FUNB"), a wholly-owned subsidiary of First Union Corporation ("First Union").

PAGE 18
--------------------------------------

Keystone Small Company Growth Fund (S-4)


     Consequently, the Fund entered into a new Investment Advisory and Management Agreement (the "New Advisory Agreement") with Keystone. Under the New Advisory Agreement, Keystone will provide the Fund with all the services that previously may have been provided by KMI. As a result of the Acquisition, KMI no longer acts as investment manager to the Fund. The annual fee paid by the Fund remains unchanged.

     In addition, the Fund has entered into a principal underwriting agreement with Evergreen Keystone Distributors, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly- owned subsidiary of BISYS Fund Services. EKD replaces Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company ("KIDC") as the Fund's principal underwriter.

     Also, in connection with the Acquisition, the KIRC changed its name to Evergreen Keystone Service Company.

     It is expected that the Acquisition will not affect services provided to the Fund.

PAGE 19
--------------------------------------------------------------------

                              Keystone's Services
                                for Shareholders

     KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

     EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

     ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

     REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

     EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

     ELECTRONIC FUNDS TRANSFER (EFT)--
Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

     CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

     EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

     RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

     Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.

[cover]


                                    KEYSTONE
                                FAMILY OF FUNDS

                                   [diamond]

                              Balanced Fund (K-1)

                          Diversified Bond Fund (B-2)

                          Growth and Income Fund (S-1)

                          High Income Bond Fund (B-4)

                            International Fund Inc.

                                  Liquid Trust

                           Mid-Cap Growth Fund (S-3)

                         Precious Metals Holdings, Inc.

                            Quality Bond Fund (B-1)

                        Small Company Growth Fund (S-4)

                          Strategic Growth Fund (K-2)

                                 Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

[Keystone logo] KEYSTONE
                I N V E S T M E N T S

                P.O. Box 2121
                Boston, Massachusetts 02106-2121

S-4 SAR 1/97             [recycle logo]
107.5 M

                                K E Y S T O N E

                     [photo of little girl smelling flower]

                                 SMALL COMPANY
                               GROWTH FUND (S-4)

                                [Keystone logo]

                               SEMIANNUAL REPORT
                               NOVEMBER 30, 1996